EXHIBIT 23.2




                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation or our report dated February 22, 1996, included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8, File No.
333-20925.




                                                         /s/ Arthur Andersen LLP


Washington, D.C.
March 20, 1998